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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

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                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                         Dated as of September 27 , 1999

                                 by and between

                          ICON HEALTH & FITNESS, INC.,

                     The Subsidiary Guarantors Named Herein

                                       and

             The Tendering Holders of 13% Senior Subordinated Notes

                                   $45,000,000

                               12% NOTES DUE 2005

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                                TABLE OF CONTENTS

 1. Definitions..............................................................1

 2. Exchange Offer...........................................................4

 3. Shelf Registration.......................................................6

 4. Liquidated Damages.......................................................7

 5. Registration Procedures..................................................8

 6. Registration Expenses...................................................15

 7. Indemnification.........................................................16

 8. Rules 144 and 144A......................................................19

 9. Miscellaneous...........................................................19
       (a) No Inconsistent Agreements.......................................19
       (b) Amendments and Waivers...........................................19
       (c) Notices..........................................................19
       (d) Successors and Assigns...........................................20
       (e) Counterparts.....................................................20
       (f) Headings.........................................................20
       (g) Governing Law....................................................20
       (h) Severability.....................................................21
       (i) Third Party Beneficiaries........................................21
       (j) Approval of Holders..............................................21
       (k) Attorney's Fees..................................................21
       (l) Further Assurances...............................................21


                                      (i)

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                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

            This Exchange and Registration Rights Agreement (the "Agreement") is dated as of September 27, 1999, by and between ICON Health & Fitness, Inc., a Delaware corporation (the "Company"), the Subsidiary Guarantors listed on
Schedule I hereto (collectively, the "Subsidiary Guarantors"), and the holders of 13% Senior Subordinated Notes of the Company which have tendered such notes to the Company in connection with the exchange offer referred to below (such holders, the "Holders").

            This Agreement is entered into in connection with the issuance by the Company to the Holders of up to $45,000,000 aggregate principal amount of 12% Notes due 2005 of the Company (the "Notes") in connection with an exchange offer described in that certain Exchange Offer and Consent Solicitation Statement dated July 30, 1999. In order to induce the Holders to participate in the exchange offer contemplated by the Exchange Offer and Consent Solicitation Statement, the Company and each Subsidiary Guarantor has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders and their direct and indirect transferees.

The parties hereby agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

      Advice: Has the meaning provided in the last paragraph of Section 5 hereof.

      Agreement: Has the meaning provided in the first introductory paragraph hereto.

      Applicable Period: Has the meaning provided in Section 2(b) hereof.

      Company: Has the meaning provided in the first introductory paragraph hereto.

      Completion Date: The date on which the Notes are originally issued.

      Effectiveness Date: The 150th day after the Completion Date.

      Effectiveness Period: Has the meaning provided in Section 3(a) hereof.

      Event Date: Has the meaning provided in Section 4(b) hereof.

      Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      Exchange Notes: Has the meaning provided in Section 2(a) hereof.

      Exchange Offer: Has the meaning provided in Section 2(a) hereof.

      Exchange Registration Statement: Has the meaning provided in Section 2(a) hereof.


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      Filing Date: The 75th day after the Completion Date.

      Holder: Any holder of a Registrable Note or Registrable Notes.

      Indemnified Person: Has the meaning provided in Section 7(c) hereof.

      Indemnifying Person: Has the meaning provided in Section 7(c) hereof.

      Indenture: The Indenture, dated as of September 27, 1999 between the Company, the Subsidiary Guarantors and IBJ Whitehall Bank 7 Trust Company, as trustee, pursuant to which the Notes are to be issued, as amended or supplemented from time to time in accordance with the terms thereof.

      Inspectors: Has the meaning provided in Section 5(m) hereof.

      Liquidated Damages: Has the meaning provided in Section 4(a) hereof.

      NASD: Has the meaning provided in Section 5(r) hereof.

      Notes: Has the meaning provided in the second introductory paragraph hereto.

      Participant: Has the meaning provided in Section 7(a) hereof.

      Participating Broker-Dealer: Has the meaning provided in Section 2(b) hereof.

      Persons: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

      Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      Records: Has the meaning provided in Section 5(m) hereof.

      Registrable Notes: Each Note upon original issuance of the Notes and at all times subsequent thereto and each Exchange Note as to which Section 2d hereof is applicable upon original issuance and at all times subsequent thereto, until in the case of any such Note or Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(d) hereof is applicable, the Exchange Registration Statement) covering such Note or Exchange Note, as the case may be, has been declared effective by the SEC and such Note (unless such Note was not tendered for


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exchange by the Holder thereof pursuant to the Exchange Offer contemplated hereby) or Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note or Exchange Note, as the case may be, is, or may be, sold in compliance with Rule 144, or (iii) such Note or Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

      Registration Statement: Any registration statement of the Company, including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

      Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

      Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      SEC: The Securities and Exchange Commission.

      Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      Shelf Notice: Has the meaning provided in Section 2(c) hereof.

      Shelf Registration: Has the meaning provided in Section 3(a) hereof.

      Shelf Registration Statement: shall mean a "shelf" registration statement of the Company which covers all of the Registrable Notes required to be included therein pursuant to Section 2(c) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      TIA: The Trust Indenture Act of 1939, as amended.

      Trustee(s): The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes.


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      2. Exchange Offer

            (a) The Company and each Subsidiary Guarantor agree to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Registrable Notes for a like aggregate principal amount of debt securities of the Company which are identical in all respects to the Notes (the "Exchange Notes") (which are entitled to the benefits of the Indenture or a trust indenture which is identical in all respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Company and each Subsidiary Guarantor agree to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act no later than the 150th day after the Completion Date; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to the Holders; and (z) consummate the Exchange Offer on or prior to the 180th day following the Completion Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement until such stop order, injunction or other order or requirement is no longer in effect. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, and that such Holder in not an "affiliate" of the Company within the meaning of the Securities Act.

            (b) Upon consummation of the Exchange Offer in accordance with this
Section 2, the Company shall have no further obligation to register Registrable Notes (other than in respect of any Exchange Notes as to which clause 2(c)(iii) hereof applies) pursuant to Section 3 hereof.

            (c) The Company, in its sole discretion, shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution", which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of


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the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

            The Company and each Subsidiary Guarantor shall use its best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not exceed 90 days after the effectiveness of the Exchange Registration Statement (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

            Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Completion Date.

            In connection with the Exchange Offer, the Company shall:

            (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

            (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

            (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

            (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

            As soon as practicable after the close of the Exchange Offer, the Company shall:

            (1) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer;

            (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

            (3) cause the Trustee to authenticate and deliver promptly to each Holder Exchange Notes, equal in principal amount to the Notes of such Holder so accepted for exchange.

            The Exchange Notes are to be issued under (i) the Indenture or
(ii) an indenture identical in all respects to the Indenture, which in either event shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes and the Notes shall vote and consent together on all matters as to which they have the right to vote or consent as one class and that

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none of the Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

            (d) If, (i) because of applicable law or interpretations of the Staff of the SEC, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days after the Completion Date or (iii) any Holder is not, upon the advice of counsel reasonably acceptable to the Company, eligible to participate in the Exchange Offer and such Holder notifies the Company in writing of such ineligibility, then the Company shall promptly deliver written notice thereof (the "Shelf Notice") to the Trustee and, in the case of clauses (i) and (ii) above, all Holders, and in the case of clause (iii) above, the affected Holder, shall file a Shelf Registration pursuant to Section 3 hereof.

      3. Shelf Registration If a Shelf Notice is delivered as contemplated by
Section 2(c) hereof, then:

            (a) Shelf Registration. The Company and each Subsidiary Guarantor shall as promptly as reasonably practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes required to be included therein in accordance with Section 2(c) hereof (the "Shelf Registration"). If the Company shall not have yet filed an Exchange Registration Statement, the Company and each Subsidiary Guarantor shall use its respective best efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-1 or S-3 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them. The Company shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration.

            The Company and each Subsidiary Guarantor shall use its respective best efforts to cause the Shelf Registration to be declared effective under the Securities Act by the later of the 120th day after the Shelf Request or the 180th day after the Completion Date and to keep the Shelf Registration continuously effective under the Securities Act until the date which is two years from the Completion Date, subject to extension pursuant to the last paragraph of Section 5 hereof, or such shorter period ending when all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or when the Notes become eligible for resale without volume restrictions, pursuant to Rule 144 under the Securities Act (the "Effectiveness Period").

            (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company and each Subsidiary Guarantor shall use its respective best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

            (c) Supplements and Amendments. The Company and each Subsidiary Guarantor shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested for such purpose by the Holders of a

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majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement and to use its best efforts to cause any such amendment or supplement to become effective and such Shelf Registration Statement to become usable as soon as thereafter reasonably practicable. The Company and each Subsidiary Guarantor agree to furnish to the Holders copies of any such amendment or supplement promptly after its being used or filed with the SEC.

      4. Liquidated Damages

            (a) The Company and each Subsidiary Guarantor agree that the Holders of Registrable Notes will suffer damages if the Company and each Subsidiary Guarantor fail to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company and each Subsidiary Guarantor agree to pay, as liquidated damages and as the sole and exclusive remedy therefor, additional interest on the Notes ("Liquidated Damages") under the circumstances and to the extent set forth below:

            (i) if the Exchange Registration Statement is not filed with the SEC within 75 days following the Completion Date, Liquidated Damages shall accrue on the Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days commencing on the 76th day after the Completion Date, such Liquidated Damages rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period;

            (ii) except in the case of an event described in Section 2(c)(i) hereof, if the Exchange Registration Statement is not declared effective within 150 days following the Completion Date, Liquidated Damages shall accrue on the Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days commencing on the 151st day after the Completion Date, such Liquidated Damages rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

            (iii) if (A) the Company has not exchanged all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to 180 days after the Completion Date or (B) the Exchange Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) a Shelf Registration has not been declared effective on or prior to 180 days after the Completion Date, then Liquidated Damages shall accrue on the Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days commencing on
      (x) the 181st day after the Completion Date with respect to the Notes validly tendered and not exchanged by the Company, in the case of (A) above, or (y) the day the Exchange Registration Statement ceases to be effective or usable for its intended purpose in the case of (B) above, or
      (z) the 181st day after the Completion Date, in the case of (C) above, such Liquidated Damages rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period;

provided, however, that the Liquidated Damages rate on the Notes under clauses
(i), (ii) or (iii) above, may not exceed in the aggregate 1.5% per annum; and provided further, that (1) upon the

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filing of the Exchange Registration Statement (in the case of clause (i)
above), (2) upon the effectiveness of the Exchange Registration Statement (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of clause (iii)(A) above), (4) upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above) or (5) the effectiveness of the Shelf Registration (in the case of clause (iii)(C) above), Liquidated Damages on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

            (b) The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid (an "Event Date"). The Company and each Subsidiary Guarantor shall pay the Liquidated Damages due on the transfer restricted Notes by depositing immediately available funds with the paying agent (which shall not be the Company for these purposes) for the transfer restricted Notes, in trust, for the benefit of the holders thereof, prior to 11:00 A.M. on the business day immediately preceding the next interest payment date specified by the Indenture (or such other indenture), sums sufficient to pay the Liquidated Damages accrued or accruing since the preceding interest payment date through such interest payment date. Any amounts of Liquidated Damages due pursuant to clauses (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable to the Holders of affected Notes in cash semi-annually on each interest payment date specified by the Indenture (or such other indenture) to the record holders entitled to receive the interest payment to be made on such date, commencing with the first such date occurring after any such Liquidated Damages commences to accrue. The amount of Liquidated Damages will be determined by multiplying the applicable Liquidated Damages rate by the principal amount of the affected Registrable Notes of such Holders, multiplied by a fraction, the numerator of which is the number of days such Liquidated Damages rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360. The Trustee under the Indenture or any indenture for the Exchange Notes shall be entitled, on behalf of the Holders of the Notes or Exchange Notes, to seek payment of Liquidated Damages.

            All of the Company's and Subsidiary Guarantors' obligations set forth in this Section 4(b) which are outstanding with respect to any Registrable Note at the time such note ceases to be a Registrable Note shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement).

            The parties hereto agree that the Liquidated Damages provided for in this Section 2(d) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Notes by reason of the failure of the Exchange Registration Statement or the Shelf Registration Statement to be filed or declared effective, as the case may be, in accordance with the provisions hereof.

      5. Registration Procedures In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company and each Subsidiary Guarantor shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto, and within the applicable time periods specified in Sections 2 and 3 thereof, and in connection with any

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Registration Statement filed by the Company and each Subsidiary Guarantor hereunder, the Company and each Subsidiary Guarantor shall:

            (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements or Prospectus, or any amendments or supplements thereto as prescribed by Sections 2 or 3 hereof, and use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if
(1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company and each Subsidiary Guarantor shall, if requested in writing, furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least three business days prior to such filing). The Company and each Subsidiary Guarantor shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document under the immediately preceding sentence, if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, shall object thereto in writing, which writing shall set forth a reasonable basis for such objection.

            (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company and each Subsidiary Guarantor shall be deemed not to have used its respective best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

            (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, and their counsel, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iv) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement, contemplated by
Section 5(n) hereof cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.

            (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment and provide prompt notice to each Holder and their counsel of the withdrawal of any such order or suspension.

            (e) If reasonably requested by the Holders of a majority of the aggregate principal amount of the Registrable Notes being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement, if required to be filed, such information in connection with any offering (other than an underwritten offering, which shall not be permitted) of Registrable Notes requested by any of them to be included therein and

(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such filing.

            (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel at the sole expense of the Company and each Subsidiary Guarantor, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

            (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, at the sole expense of the Company and each Subsidiary Guarantor, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company and each Subsidiary Guarantor hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case-may be and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use its best efforts to register or qualify such Registrable Notes (and to cooperate with selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or Participating Broker-Dealer reasonably request in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company and each Subsidiary Guarantor agree to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(g); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be required to

(A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

            (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the Holders may reasonably request.

            (j) Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to dispose of such Registrable Notes, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Company and each Subsidiary Guarantor will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

            (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(ii), 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement or amendment to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and to notify the Holders to suspend use of such Registration Statement or Prospectus as promptly as practicable after such event; provided, that this Section 5(k) shall not be deemed to require the Company to disclose any information that, in the good faith opinion of the management of the Company, is not yet required to be disclosed and would not be in the best interests of the Company to disclose, so long as the Company complies with all applicable laws and government regulations and the last paragraph of this Section 5.

            (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes or Exchange Notes, as the case may be.

            (m) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its direct and indirect subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its direct and indirect subsidiaries to make available for inspection all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is required by law or a subpoena or other order from a court of competent jurisdiction or administrative order, (iii) disclosure of such information is, in the opinion of counsel (a copy of which shall be delivered to the Company) for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, (iv) such information becomes available to any such person from a source other than the Company or any Subsidiary Guarantor and such source is not bound by a confidentiality agreement, or (v) the information in such Records has been made generally available to the public. Each such selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or any of its affiliates unless and until such information is generally available to the public. Each such selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or administrative order, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company' sole expense.

            (n) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

            (o) In the case of a Shelf Registration, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold which shall bear no restrictive legends and enable such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as such Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Notes.

            (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

            (q) If an Exchange Offer is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

            (r) Cooperate with each seller of Registrable Notes covered by any Registration Statement participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

            (s) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

            The Company may require each seller of Registrable Notes as to which any Registration Statement is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such Registration Statement the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

            Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-

Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(iii), 5(c)(v), 5(c)(vi), or 5(c)(vii) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes or Exchange Notes, as the case may be, covered by such Registration Statement or Prospectus to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice. In the event the Company does not give any such notice within five business days, each Holder shall return such Registration Statement or Prospectus to the Company or destroy all copies of such Registration Statement or Prospectus; and if so requested by the Company, shall certify that all copies of the Registration Statement or Prospectus were destroyed.

      6. Registration Expenses

            (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company or any Subsidiary Guarantor shall be borne by the Company and each Subsidiary Guarantor whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with SEC, state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Company's counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions where the holders of Registrable Notes reasonably request), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) rating agency fees, if any, and any fees associated with making the Registrable Notes or Exchange Notes eligible for trading through The Depository Trust Company, (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual audit, (x) the expenses relating to printing, word processing and distributing all Registration Statements, indentures and any other documents necessary in order to comply with this Agreement and, (xi) fees related to qualification of any indenture required hereunder under the TIA and the reasonable fees and disbursements of any trustee under such indenture and its counsel.

      7. Indemnification.

            (a) The Company and each Subsidiary Guarantor agree to jointly indemnify and hold harmless each Holder of Registrable Notes offered pursuant to this agreement, the affiliates, directors, officers, agents, representatives and employees of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant") from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Notes or Exchange Notes, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiary Guarantors will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Registrable Notes or Exchange Notes which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable laws, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

            (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company and the Subsidiary Guarantors, their respective directors and officers and each Person who controls the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each Participant, but only (i) with reference to information furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of Registrable Notes giving rise to such indemnifiable obligations.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, shall have the right to retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure results in the loss or compromise of any material rights or defenses by the Indemnifying Person). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and any such separate firm for the Company, their directors, their officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding, (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person and (C) does not impose any non-monetary relief applicable to the Indemnified Person.

            (d) If the indemnification provided for in Sections 7(a) and 7(b) hereof is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Subsidiary Guarantor on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Holders respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Notes than have sold pursuant to a Registration Statement and not joint.

            (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above. The provisions of this Section 7 shall survive so long as Registrable Notes remain outstanding, notwithstanding any transfer of the Registrable Notes by any Holder or any termination of this Agreement.

            (g) The indemnity and contribution provisions contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or by or on behalf of the Company, any Subsidiary Guarantor, any of their officers or directors or any person controlling the Company or the Subsidiary Guarantors, (iii) acceptance of any of the

Exchange Notes and (iv) the sale of any Registrable Notes pursuant to a Shelf Registration Statement.

       8. Rules 144 and 144A. The Company and each Subsidiary Guarantor covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act within the time periods specified therein if it were requested to file such reports and information. The Company further covenants for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner and to securities analysts the information required by Rule 144(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144 and Rule 144A.

      9. Miscellaneous.

            (a) No Inconsistent Agreements. The Company and each Subsidiary Guarantor has not entered, as of the date hereof, and the Company and each Subsidiary Guarantor shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof.

            (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes; provided, however, that no amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 7 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (c) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

            1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

            2. if to the Company, as follows:

               ICON Health & Fitness, Inc.
               1500 South 1000 West
               Logan, Utah 84321
               Attention:  Gary E. Stevenson, President

               with a copy to:

               Willkie Farr & Gallagher
               787 Seventh Avenue
               New York, New York 10019
               Attention:  Michael J. Kelly, Esq.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

            Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

            (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (i) Third Party Beneficiaries. Holders of Registrable Notes and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

            (j) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than Holders that are deemed to be such affiliates solely by reason of their holdings of such Registrable Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (k) Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            (l) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

            IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first written above.

                                    Issuer:

                                    ICON HEALTH & FITNESS, INC.

                                    By:____________________________________
                                       Name:
                                       Title:

                                    Subsidiary Guarantors:


                                    JUMPKING, INC.

                                    By:____________________________________
                                       Name:
                                       Title:


                                    ICON INTERNATIONAL HOLDINGS, INC.

                                    By:____________________________________
                                       Name:
                                       Title:


                                    UNIVERSAL TECHNICAL SERVICES, INC.

                                    By:____________________________________
                                       Name:
                                       Title:


                                    510152 N.B. LTD.

                                    By:____________________________________
                                       Name:
                                       Title:

                                   SCHEDULE I
                              Subsidiary Guarantors

-------------------------------------------------------------------------------

     Jumpking, Inc.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321

     510152 N.B. LTD.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321

     Universal Technical Services, Inc.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321

     ICON International Holdings, Inc.
     c/o ICON Health & Fitness, Inc.
     1500 South 1000 West
     Logan, Utah 84321